Exhibit 10.15

Carrier Agreement

This Agreement (“Agreement”) is made and entered into by and between Boot Barn (“Customer”) and United Parcel Service Inc., an Ohio Company (“UPS”).

Pricing.  UPS will provide the pickup and delivery services (“Services”) as set forth below subject to the terms of this Agreement.  These Services will be provided with the incentives (“Incentives”) as also set forth below.  These Incentives shall only be available to the locations and account numbers approved and identified in Addendum A.  Account numbers of Customer and its affiliates, each of which is more than fifty percent (50.0%) owned by Customer, may be added or deleted only by mutual written agreement of Customer and UPS and require seven (7) business days notice to UPS to become effective.  Customer is prohibited from reselling or offering Incentives to any other party without the prior written consent of UPS and failure to comply with this prohibition may result in immediate cancellation of this Agreement.

Customer acknowledges and agrees that the Incentives and the minimum rates in Addendum B are based on and derived from the most recently published UPS Standard List Rates available at www.ups.com and are subject to change based on changes to such list rates.  Each eligible package (or shipment) will receive its applicable Incentive for the term of this Agreement.  Incentives are applied on a [***] basis unless otherwise specified.  Incentives shall be applied to [***] outbound shipments unless otherwise noted.  This Agreement will be subject to periodic review by UPS for Customer compliance.

Automation.  Customer agrees to supply the UPS Service Provider with a hard copy summary manifest at the time that the packages are tendered to UPS for shipment and provide UPS with Timely Upload of electronic Package Level Detail (“PLD”) in a form acceptable to UPS.  PLD includes, but is not limited to, consignee’s full name, complete delivery address, package weight and zone.  Timely Upload is defined as the electronic transmission of PLD to UPS at the time the packages are tendered to UPS.  Customer agrees to provide smart labels on all packages tendered to UPS.  A smart label, as defined herein and described in the current UPS Guide to Labeling, which may be updated from time to time by UPS, includes, but is not limited to, a MaxiCode, Postal Bar Code, current UPS Routing Code, appropriate UPS Service Icon and a UPS IZ Tracking Number Bar Code.  Customer further agrees that all shipping locations will use a UPS OnLine or OnLine compatible shipping solution that is approved and authorized by UPS as such.

Payment Terms.  Customer agrees that all invoices will be paid by electronic Funds Transfer or by check prior to the agreed upon due date.  If the payment method changes during the life of this Agreement, UPS reserves the right to reevaluate these incentives and adjust accordingly.

Service.  All Services provided by UPS shall be pursuant to the UPS Rate and Service Guide and UPS Tariff/Terms and Conditions of Service in effect at the time of shipping, each of which are incorporated herein by reference and which may be subject to change without prior notice and which, together with this Agreement, are the entire agreement and understanding between Customer and UPS relating to the relationship under this Agreement, superseding all prior or contemporaneous agreements or understandings.

Confidentiality.  Customer and UPS agree to maintain the confidentiality of this Agreement including its rates, terms and Incentives (“Confidential Information”) unless disclosure is required by law.  Customer agrees not to post or publicly display this Confidential Information.

Offer Expiration and Prior Agreements.  This offer is void if not accepted by October 11, 2013 (“Deadline”).  Customer may accept Agreement by providing a duly signed copy of this Agreement to UPS by the Deadline.  This Agreement supersedes all other agreements between the Customer and UPS regarding these Services.  This Agreement is hereby signed and executed by authorized representatives of both parties.

Term.  The Incentives contained in this Agreement take effect on the Monday following the signing of this Agreement or the Effective Date, whichever is later.  The Incentives remain in effect for 1558 weeks.  At the end of the 1558 week period, UPS in its sole discretion, reserves the right to extend the terms of this Agreement on a month-to-month basis.  Either party may terminate this Agreement at any time upon 30 days prior written notice to the other.

UPS Customer

United Parcel Service Inc.		Boot Barn

By:	/s/ Diana Knight	By:	/s/ Paul Iacono

Title:	AE	Title:	CFO

Address:	1331 S. Vernon Ave.	Address:	15776 Laguna Canyon

	Anaheim, CA 92805		Irvine, CA 92618

Date Signed:	9-25-13	Date Signed:	9-25-2013

		Effective Date:	9-30-13

***     Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

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Carrier Agreement Page 1 of 11

Addendum A

List of Account Numbers

Boot Barn’s UPS accounts identified below shall be included in the Agreement.

The following accounts shall have their activity committed and are eligible for incentives as specified in Addendum B:

ACCOUNT	NAME AND ADDRESS	Commodity Tier **
Section 1 :

[***]	BASKIN/BOOT BARN
120 HIGHWAY 332
LAKE JACKSON, TX 77566
[***]	BOOT BARN CORPORATE	[***]
15776 LAGUNA CANYON RD
IRVINE, CA 92618
[***]	BOOT BARN HR
15776 LAGUNA CANYON RD
IRVINE, CA 92618
[***]	RCC WESTERN	[***]
240 LONG HOLLOW PIKE
GOODLETTSVILLE, TN 37072
[***]	BASKINS - STORE #33
127 NORTHSHORE BLVD
SLIDELL, LA 70460
[***]	RCC WESTERN STORE #11	[***]
320 W KIMBERLY RD
DAVENPORT, IA 52806
[***]	BOOT BARN	[***]
7265 LAS VEGAS BLVD S
LAS VEGAS, NV 89119
[***]	BOOT BARN
1460 W WINNEMUCCA BLVD
WINNEMUCCA, NV 89445
[***]	BOOT BARN
1518 CAPITAL AVE
CHEYENNE, WY 82001
[***]	BOOT BARN
4519 FRONTIER MALL DR
CHEYENNE, WY 82009
[***]	BOOT BARN
1400 DEL RANGE BLVD
CHEYENNE, WY 82009
[***]	BOOT BARN
158 N 3RD
LARAMIE, WY 82072
[***]	BOOT BARN
1625 STAMPEDE DR
CODY, WY 82414
[***]	BOOT BARN
1683 SUNSET
ROCK SPRINGS, WY 82901
[***]	BOOT BARN
150 N MAIN
SHERIDAN, WY 82801
[***]	BOOT BARN
2610 S DOUGLAS HWY

***     Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

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Addendum A Page 2 of 11

ACCOUNT	NAME AND ADDRESS	Commodity Tier **
GILLETTE, WY 82718
[***]	BOOT BARN
3510 E 2ND ST
CASPER, WY 82609
[***]	BOOT BARN
727 N FEDERAL
RIVERTON, WY 82501
[***]	BOOT BARN
1850 HARRISON BLVD
EVANSTON, WY 82930
[***]	BOOT BARN
840 W BROADWAY
JACKSON, WY 83002
[***]	BOOT BARN
1920 E ELKO
ELKO, NV 89801
[***]	BOOT BARN
2539 ESPLANADE RD
CHICO, CA 95973
[***]	BASKIN/BOOT BARN
1220 AIRLINE RD
CORPUS CHRISTI, TX 78412
[***]	BOOT BARN	[***]
3913 BUCK OWENS BLVD
BAKERSFIELD, CA 93308
[***]	BOOT BARN	[***]
101 S BROADWAY
SANTA MARIA, CA 93454
[***]	RCC WESTERN STORE #26	[***]
8111 CONCORD MILLS BLVD
CONCORD, NC 28027
[***]	BOOT BARN	[***]
12915 MONTEREY HWY
SAN MARTIN, CA 95046
[***]	BOOT BARN	[***]
521 6TH STREET
TURLOCK, CA 95380
[***]	BASKIN/BOOT BARN	[***]
327 S WHEELER ST
JASPER, TX 75951
[***]	BOOT BARN STORE 85
5720 N ACADEMY BLVD
COLORADO SPRINGS, CO 80918
[***]	BOOT BARN/INTERNET	[***]
15776 LAGUNA CANYON RD
IRVINE, CA 92618
[***]	BASKIN/BOOT BARN
2990 E PRIEN LAKE RD
LAKE CHARLES, LA 70615
[***]	RCC E WAREHOUSE
115 KERMIT LN
RAPID CITY, SD 57703
[***]	BASKIN/BOOT BARN	[***]
4530 S BROADWAY
TYLER, TX 75703
[***]	BOOT BARN
10910 OLSON DR

***     Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

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Addendum A Page 3 of 11

ACCOUNT	NAME AND ADDRESS	Commodity Tier **
RANCHO CORDOVA, CA 95670
[***]	BOOT BARN
2424 HIGHWAY 6 & 50 DR
GRAND JUNCTION, CO 81505
[***]	BASKIN/BOOT BARN
240 N NEW RD
WACO, TX 76710
[***]	BASKIN/BOOT BARN	[***]
3801 NORTH ST
NACOGDOCHES, TX 75965
[***]	BASKIN/BOOT BARN	[***]
118 COL. ETHERIDGE BLVD
HUNTSVILLE, TX 77340
[***]	BASKIN/BOOT BARN	[***]
620 PAN AMERICAN DR
LIVINGSTON, TX 77351
[***]	BASKIN/BOOT BARN	[***]
1001 N MAIN
LIBERTY, TX 77575
[***]	BASKIN/BOOT BARN
620 PAN AMERICAN DR
LIVINGSTON, TX 77351
[***]	RCC WESTERN
8105 MOORES LN
BRENTWOOD, TN 37027
[***]	RCC WESTERN
3134 N 11TH ST
BISMARCK, ND 58503
[***]	BASKIN/BOOT BARN
10203 BIRCHRIDGE DR
HUMBLE, TX 77338
[***]	BASKIN/BOOT BARN
8154 AGORA PARKWAY
SELMA, TX 78154
[***]	BOOT BARN
6587 VENTURA BLVD
VENTURA, CA 93003
[***]	BOOT BARN
27564 SIERRA HWY
CANYON COUNTRY, CA 91351
[***]	BOOT BARN
3394 TYLER ST
RIVERSIDE, CA 92503
[***]	BOOT BARN
23762-B MERCURY RD
LAKE FOREST, CA 92630
[***]	BOOT BARN
18420 HAWTHORNE BLVD
TORRANCE, CA 90504
[***]	BOOT BARN
659 W ARROW HWY
SAN DIMAS, CA 91773
[***]	BOOT BARN
4411 MERCURY
SAN DIEGO, CA 92111
[***]	BOOT BARN
27250 MADISON AVE

***     Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

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Addendum A Page 4 of 11

ACCOUNT	NAME AND ADDRESS	Commodity Tier **
TEMECULA, CA 92590
[***]	BOOT BARN
13785 PARK AVE
VICTORVILLE, CA 92392
[***]	BOOT BARN
43529 13 ST
LANCASTER, CA 93534
[***]	BOOT BARN
3462 KATELLA ST
LOS ALAMITOS, CA 90720
[***]	BOOT BARN
7020 TOPANGA CANYON BLVD
CANOGA PARK, CA 91303
[***]	BOOT BARN
6322 W SAHARA AVE
LAS VEGAS, NV 89146
[***]	BOOT BARN
4250 E BONANZA AVE
LAS VEGAS, NV 89110
[***]	RCC WESTERN STORE #14	[***]
3902 13TH AVE SW
FARGO, ND 58103
[***]	BOOT BARN
607 N TUSTIN AVE
ORANGE, CA 92867
[***]	BOOT BARN
1414 W 7TH ST
UPLAND, CA 91786
[***]	BOOT BARN
464 E REDLANDS BLVD
SAN BERNARDINO, CA 92408
[***]	BOOT BARN
2405 W VISTA WAY
OCEANSIDE, CA 92054
[***]	BOOT BARN
853 ARNELLE AVE
EL CAJON, CA 92020
[***]	SOURCE ONE OFFICE PRODUCTS
12434 BELLFLOWER BLVD
DOWNEY, CA 90242
[***]	BOOT BARN
4670 CENTRAL WAY
FAIRFIELD, CA 94534
[***]	BILLY BOB’S BOOT OUTLET #24	[***]
10246 W NATIONAL AVE
MILWAUKEE, WI 53227
[***]	RCC WESTERN & WORK STORE
2431 E COLORADO BLVD
SPEARFISH, SD 57783
[***]	RCC WESTERN & WORK STORE
510027 HIGHWAY 6 AND 24
GLENWOOD SPRINGS, CO 81601
[***]	BASKIN/BOOT BARN	[***]
2309 HWY 79
HENDERSON, TX 75654
[***]	BASKIN/BOOT BARN	[***]
1300 E PINECREST

***     Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

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Addendum A Page 5 of 11

ACCOUNT	NAME AND ADDRESS	Commodity Tier **
MARSHALL, TX 75670
[***]	BOOT BARN
327 S 24TH ST
BILLINGS, MT 59102
[***]	BASKIN/BOOT BARN	[***]
3445 GULF FWY
DICKINSON, TX 77539
[***]	BOOT BARN	[***]
7909 W CAMPO BELLO DR
GLENDALE, AZ 85308
[***]	RCC WESTERN STORE # 38
506 N KIWANIS AVE
SIOUX FALLS, SD 57104
[***]	BOOT BARN
1208 20TH AVE SW
MINOT, ND 58701
[***]	BASKIN/BOOT BARN	[***]
850 N MAIN ST
VIDOR, TX 77662
[***]	BASKIN/BOOT BARN	[***]
1908 N FRAZIER ST
CONROE, TX 77301
[***]	BASKIN/BOOT BARN
4123 GIBSON LN
TEXARKANA, TX 75503
[***]	BOOT BARN
3429 DILLON DR
PUEBLO, CO 81008
[***]	BOOT BARN
840 BIDDLE RD
MEDFORD, OR 97504
[***]	BOOT BARN
4414 S COLLEGE AVE
FORT COLLINS, CO 80525
[***]	BOOT BARN % GEORGIA SMITH
11853 LEBANON RD
MOUNT JULIET, TN 37122
[***]	RCC WESTERN STORE #20	[***]
4800 GOLF RD
EAU CLAIRE, WI 54701
[***]	BOOT BARN
830 S CAMINO DEL RIO
DURANGO, CO 81301
[***]	BASKIN/BOOT BARN
1131 N BURLESON BLVD
BURLESON, TX 76028
[***]	BOOT BARN
2221 NE 3RD ST
BEND, OR 97701
[***]	BASKIN/BOOT BARN
3201 N HWY 75
SHERMAN, TX 75090
[***]	BASKIN/BOOT BARN
2419 GILMER RD
LONGVIEW, TX 75604
[***]	BOOT BARN STORE 94
1175 ADDISON AVE E

***     Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

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Addendum A Page 6 of 11

ACCOUNT	NAME AND ADDRESS	Commodity Tier **
TWIN FALLS, ID 83301
[***]	BOOT BARN STORE 105	[***]
2520 US HIGHWAY 441/27
FRUITLAND PARK, FL 34731
[***]	BASKIN/BOOT BARN
3320 AMBASSADOR CAFFERY PKWY
LAFAYETTE, LA 70506
[***]	BASKIN/BOOT BARN
10553 N MALL DR
BATON ROUGE, LA 70809
[***]	BASKIN/BOOT BARN
24421 KATY FWY
KATY, TX 77494
[***]	BOOT BARN
1710 S ALMA SCHOOL RD
MESA, AZ 85210
[***]	BOOT BARN	[***]
1340 SPRING ST
PASO ROBLES, CA 93446
[***]	RCC WESTERN STORE #32	[***]
3443 SW WILLISTON RD
GAINESVILLE, FL 32608
[***]	BOOT BARN
603 COLUSA AVE
YUBA CITY, CA 95991
[***]	BOOT BARN STORE 100
51027 HIGHWAY 6 AND 24
GLENWOOD SPRINGS, CO 81601
[***]	RCC WESTERN STORE #7	[***]
386 N GARDEN
BLOOMINGTON, MN 55425
[***]	RCC WESTERN STORE #18	[***]
4400 SERGEANT RD
SIOUX CITY, IA 51106
[***]	RCC WESTERN STORE #12	[***]
1551 VALLEY WEST DR
WEST DES MOINES, IA 50266
[***]	RCC WESTERN STORE #19	[***]
1850 ADAMS ST
MANKATO, MN 56001
[***]	RCC WESTERN STORE #17	[***]
4201 W DIVISION ST
SAINT CLOUD, MN 56301
[***]	RCC WESTERN STORE #10	[***]
635 KIRKWOOD MALL
BISMARCK, ND 58504
[***]	RCC WESTERN STORE #15	[***]
2400 10TH ST SW
MINOT, ND 58701
[***]	RCC WESTERN STORE #16	[***]
2800 S COLUMBIA RD
GRAND FORKS, ND 58201
[***]	RCC WESTERN STORE #8	[***]
1180 CREEK DR
RAPID CITY, SD 57703
[***]	WORK WAREHOUSE #27	[***]
2255 HAINES AVE

***     Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

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Addendum A Page 7 of 11

ACCOUNT	NAME AND ADDRESS	Commodity Tier **
RAPID CITY, SD 57701
[***]	RCC WESTERN STORE #38	[***]
2805 W 41ST ST
SIOUX FALLS, SD 57105
[***]	BOOT BARN
4401 GRANITE DR
ROCKLIN, CA 95677
[***]	BASKIN/BOOT BARN	[***]
725 E VILLA MARIA
BRYAN, TX 77802
[***]	RCC WESTERN STORE #21	[***]
800 N GREEN RIVER RD
EVANSVILLE, IN 47715
[***]	RCC WESTERN WEAR
3120 N OAK STREET EXT
VALDOSTA, GA 31605
[***]	BOOT BARN
960 6TH STREET
NORCO, CA 92860
[***]	BOOT BARN
10299 E STOCKTON BLVD
ELK GROVE, CA 95624
[***]	BASKIN/BOOT BARN	[***]
4600 S MEDFORD DR
LUFKIN, TX 75901
[***]	RCC WESTERN STORE #25
405 OPRY HILLS DR
NASHVILLE, TN 37214
[***]	BOOT BARN
5320 S FREEWAY PARK DR
RIVERDALE, UT 84405
[***]	BOOT BARN
1108 NW FRONTAGE RD
TROUTDALE, OR 97060
[***]	BASKIN/BOOT BARN
3111 MIDWESTERN PKWY
WICHITA FALLS, TX 76308
[***]	BOOT BARN #177
2201 MEMORIAL DR
ALEXANDRIA, LA 71301
[***]	BOOT BARN
1799 RETHERFORD ST ST
TULARE, CA 93274
[***]	BOOT BARN
1950 E 20 TH ST
CHICO, CA 95928
[***]	BOOT BARN
3300 BROADWAY
EUREKA, CA 95501
[***]	BOOT BARN
1705 HIGHWAY
ANDERSON, CA 96007
[***]	BOOT BARN
285 W SHAW AVE
CLOVIS, CA 93612
[***]	BOOT BARN
2225 PLAZA WAY

***     Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

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Addendum A Page 8 of 11

ACCOUNT	NAME AND ADDRESS	Commodity Tier **
MODESTO, CA 95350
[***]	BOOT BARN
1445 SANTA ROSA AVE
SANTA ROSA, CA 95404
[***]	BOOT BARN
1928 N MAIN ST
SALINAS, CA 93906
[***]	BOOT BARN
1203 S CARSON
CARSON CITY, NV 89701
[***]	BOOT BARN
3345 KIETZKE LN
RENO, NV 89502
[***]	BASKIN/BOOT BARN
28000 SW FREEWAY
ROSENBERG, TX 77471
[***]	BOOT CORRAL #9	[***]
6170 GRAND AVE
GURNEE, IL 60031
[***]	BOOT BARN CORPORATE	[***]
15776 LAGUNA CANYON RD
IRVINE, CA 92618
[***]	BASKINS DEPT STORE #31
9795 FM 1960
HUMBLE, TX 77338
[***]	BASKINS DEPT STORE #32
6550 GARTH RD
BAYTOWN, TX 77521
[***]	BOOT BARN
1955 S CASINO DR
LAUGHLIN, NV 89029
[***]	BOOT BARN
6210 SAN MATEO BLVD NE
ALBUQUERQUE, NM 87109
[***]	BOOT BARN
6600 MENAUL BLVD NE
ALBUQUERQUE, NM 87110
[***]	BOOT BARN
3320 E STOCKTON HILL RD
KINGMAN, AZ 86401
[***]	BOOT BARN
3776 S 16TH AVE
TUCSON, AZ 85713
[***]	BOOT BARN
3719 N ORACLE RD
TUCSON, AZ 85705
[***]	BOOT BARN
3500 E ROUTE 66
FLAGSTAFF, AZ 86004
[***]	BOOT BARN #0055
284 W MARIPOSA RD
NOGALES, AZ 85621
[***]	BOOT BARN
242 W 32ND ST
YUMA, AZ 85364
[***]	BOOT BARN
7321 PAV WAY

***     Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

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Addendum A Page 9 of 11

ACCOUNT	NAME AND ADDRESS	Commodity Tier **
PRESCOTT VALLEY, AZ 86314
[***]	BOOT BARN
700 S TELSHOR BLVD
LAS CRUCES, NM 88001
[***]	BOOT BARN
2700 S WOODLANDS VILLAGE BLVD
FLAGSTAFF, AZ 86001
[***]	BOOT BARN
2200 EL MERCADO LOOP
SIERRA VISTA, AZ 85635
[***]	BOOT BARN
804 HIGHWAY 491
GALLUP, NM 87301
[***]	BOOT BARN
10701 NW CORRALES RD
ALBUQUERQUE, NM 87114
[***]	BOOT BARN
4250 CERRILLOS RD
SANTA FE, NM 87507
[***]	BOOT BARN #0067
4601 E MAIN ST
FARMINGTON, NM 87402
[***]	BOOT BARN
4481 S WHITE MOUNTAIN RD
SHOW LOW, AZ 85901
[***]	BOOT BARN
6701 E BROADWAY BLVD
TUCSON, AZ 85710

The following accounts shall have their activity committed as specified in Addendum B:

ACCOUNT	NAME AND ADDRESS
Section 2:
[***]	BOOT BARN
IRVINE, CA 92618

*If there is an account number for the same service included in another UPS agreement, such account number will be deemed deleted from such other agreement as of the effective date.

** The commodity tier displayed is for Hundredweight outbound [***]. For other Hundredweight Billing Options (third party, freight collect and consignee billing) please refer to the Hundredweight Service Contract Agreement.UPS Hundredweight rates and incentives will only apply to UPS accounts with an active Hundredweight Tier (01-07).The stated commodity tier set forth in this Addendum supersedes the commodity tier set forth in any existing Hundredweight Service Contract Agreement between the parties.

***     Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

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Addendum A Page 10 of 11

Addendum B Incentives

All incentives contained in this Addendum B apply to the effective UPS rate at the time of shipment and shall be applied on a [***] basis unless otherwise specified. (1)

Summary Level Deferred Tier

The Customer will receive an additional incentive off of net transportation charges (not including Fuel Surcharges paid) subject to all applicable minimums in this or other agreements per the following schedule based on a [***] rolling average of eligible packages tendered to UPS. The band determination is based on the average net transportation charges per [***] (excluding accessorials and surcharges, unless otherwise specified). The incentives will be administered on a [***] basis. Within thirty (30) days after the end of the period, UPS will issue a single check to the Customer representing the total amount of the additional incentive(s) earned, if any.

Zone	Bands ($)
[***]
[***]	[***]

The following products will be included in determining the appropriate bands of the customer: Service(s) listed in Group(s) All Small Package Freight, All International Import, All UPS Ground with Freight Pricing of the Committed Services section at the end of the Addendum B.

Committed Services:

All Small Package Freight: Domestic and Export transportation charges from the following: [***] will be used to determine the customer’s incentive levels: [***].

All International Import:  Import transportation charges from the following: [***] will be used to determine the customer’s incentive levels: [***].

All UPS Ground with Freight Pricing: The following service(s) will be used to determine the band of the customer: [***].

Notes:

(1) Incentives are based on and derived from the most recently published Standard List Rates and adjusted periodically pursuant to the terms and conditions of the Carrier Agreement. Updated rate charts will be made available to Customer in January of subsequent contract years by contacting your UPS account executive.

***     Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

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Addendum B Page 11 of 11